THIRD AMENDMENT TO
                           CREDIT AGREEMENT


	    THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment") dated as of September 1, 1998, by and among SUCCESSORIES, INC., an Illinois corporation, CELEBRATING EXCELLENCE, INC., an Illinois corporation, SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation, CELEX SUCCESSORIES, INC., a Canadian corporation,
BRITISH LINKS ACQUISITION CORP., an Illinois corporation, and
B.L.G.C., INC., a Texas corporation (hereinafter, together with their successors in title and assigns, called the "Borrowers" and each of which individually is a "Borrower"), THE PROVIDENT BANK, as Agent, an Ohio banking corporation ("Agent"), and various Lenders as set forth in the Credit Agreement.

                         PRELIMINARY STATEMENT

    	WHEREAS, Borrowers, Agent and Lenders have entered into a Credit Agreement dated as June 20, 1997, as amended by a First
Amendment dated as of July 16, 1997, and a Second Amendment dated as of May 14, 1998 (the "Credit Agreement"); and

    	WHEREAS, Borrowers have requested Agent and Lenders to adjust various of the financial covenants set forth in the Credit
Agreement; and

    	WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof.

    	NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

    	1.	Capitalized Terms.   All capitalized terms used herein
shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Third Amendment.

    	2.	Definitions.   The following definitions contained in
Section 1.2 of the Credit Agreement are hereby amended as follows:

      		(a)	The definition of "EBITDA" shall be amended in its
entirety to read as follows:

     "EBITDA" for any period shall mean, without duplication (i) Net Income; plus (ii) for such period any interest Expense deducted in the determination of Net Income; plus (iii) any income and franchise taxes deducted in the determination of Net Income; plus (iv) amortization and depreciation deducted in determining Net Income for such period; plus (v) extraordinary losses and losses on sales of assets (other than sales of inventory in the ordinary course of business); minus (vi) the sum for such period of interest income, extraordinary gains and gains from sales of assets (other than sales of inventory in the ordinary course of business).



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        (b)	The definition of "Indebtedness" shall be amended
by the addition of the following subparagraph (f) to the end of the existing definition:

       "(f) any sum or thing of value, no matter what the form, paid or given by Borrowers as consideration in connection with the issuance of Indebtedness, which could be characterized as original issue discount in accordance with GAAP, shall be included within the term 'Indebtedness' hereunder regardless of how Borrowers may characterize such consideration on their financial statements."

    	3.	Waiver of Certain Covenants.  The Lenders hereby agree
to waive (a) the application of Sections 7.1, 7.3 and 7.5 of the Credit Agreement as they relate to the Reference Period ending closest to July 31, 1998 and October 31, 1998, and (b) the application of Section 7.2 of the Credit Agreement as it relates to the Reference Period ending closest to July 31, 1998; provided, however, that the foregoing waivers are conditioned upon (a) EBITDA for the Reference Period ending closest to July 31, 1998 being at least One Million Three Hundred Forty-One Thousand and 00/100
Dollars ($1,341,000.00); and (b) EBITDA for the quarter ending on the Computation Date ending closest to October 31, 1998 being at least One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00); provided, however, when calculating EBITDA for such quarter, Borrower shall be allowed a credit against expenses in an amount not to exceed the lesser of (i) $400,000 and (ii) the amount of any payment, if any, made by Borrower to James M. Beltrame, the former President and Chief Executive Office of Borrower, to settle any claims which may exist between them.

    	4.	Reaffirmation of Covenants, Warranties and
Representations. Borrowers hereby agree and covenant that all representations and warranties set forth in the Credit Agreement including, without limitation, all of those representations and warranties set forth in Article 5 thereof, are true and accurate as of the date hereof. Borrowers further reaffirm all covenants set forth in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6, all financial covenants set forth in Article 7, and all negative covenants set forth in Article 8 thereof, as if fully set forth herein, except to the extent modified by this Third Amendment.

    	5.	Conditions Precedent to Closing of Third Amendment.  On
or prior to the closing of this Third Amendment (hereinafter the "Third Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

      		(a)	Documents.   Each of the documents to be executed
and delivered at the Third Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the Third Amendment Closing Date.

     		(b)	Legality of Transactions.   No change in
applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of their agreements or obligations under any of the Loan Documents, or (ii) for Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

     		(c)	Performance.   Except as set forth herein,
Borrowers shall have duly and properly performed, complied with and observed each of their covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Third Amendment Closing Date, and no condition shall exist on the Third Amendment Closing Date which constitutes a Default or an Event of Default.

     		(d)	Amendments to Warrants.   Successories, Inc. shall
have issued to Agent amendments to the four existing Warrants issued to Provident Financial Group, Inc. amending the Purchase Price to
Three and 00/100 Dollars ($3.00) per share and extending the expiration date of each Warrant by one (1) year.

     		(e)	Proceedings and Documents.   All corporate,
governmental and other proceedings in connection with the transactions contemplated on the Third Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to Agent.

     		(f)	No changes.   Since the date of the most recent
balance sheets of Borrowers delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers which, individually or in the aggregate, are material to Borrowers, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

    	6.	Miscellaneous.

      		(a)	Borrowers shall reimburse Agent for all fees and
disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Third Amendment and the handling of any other matters incidental hereto.

      		(b)	All of the terms, conditions and provisions of the
Credit Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Credit Agreement conflicts with a term, condition or provision of this Third Amendment, the latter shall govern.

      		(c)	This Third Amendment shall be governed by and
shall be construed and interpreted in accordance with the laws of the State of Ohio.

      		(d)	This Third Amendment shall be binding upon and
shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

      		(e)	this Third Amendment may be executed in several
counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


     Remainder of page intentionally left blank.  Signature pages follow.

    	IN WITNESS WHEREOF, this Third Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and year first above written.


BORROWERS:

SUCCESSORIES, INC., an Illinois corporation


By:  	/s/ Arnold M. Anderson
Name:     Arnold M. Anderson
Title:    Chairman and Chief Executive Officer



CELEBRATING EXCELLENCE, INC., an Illinois corporation


By:  	/s/ Arnold M. Anderson
Name:     Arnold M. Anderson
Title:    Chairman and Chief Executive Officer



SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation


By:  	/s/ Arnold M. Anderson
Name:     Arnold M. Anderson
Title:    Chairman and Chief Executive Officer



CELEX SUCCESSORIES, INC., a Canadian corporation


By:  	/s/ Arnold M. Anderson
Name:     Arnold M. Anderson
Title:    Chairman and Chief Executive Officer

BRITISH LINKS ACQUISITION CORP., an Illinois corporation


By:  	/s/ Arnold M. Anderson
Name:     Arnold M. Anderson
Title:    Chairman and Chief Executive Officer



B.L.G.C., INC., a Texas corporation


By:  	/s/Arnold M. Anderson
Name:    Arnold M. Anderson
Title:   Chairman and Chief Executive Officer



AGENT:

THE PROVIDENT BANK, as Agent, an Ohio banking corporation


By:  	/s/ Nick Jevic
Name:     Nick Jevic
Title:    Vice President


LENDERS:

THE PROVIDENT BANK, an Ohio banking corporation


By:  	/s/ Nick Jevic
Name:     Nick Jevic
Title:    Vice President

Second Amendment to Warrant Certificate No. 1             Warrants
for 75,000 Shares

Original Issue Date:  June 20, 1997


                               SECOND AMENDMENT TO

                         WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               SUCCESSORIES, INC.


	This certifies that the Warrant to Purchase Common Stock No. 1, issued to PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation, or its registered assigns ("Holder"), on June 20, 1997 is hereby amended as follows:

         1.	From and after the date hereof, the purchase price shall be
            Three and 00/100 Dollars ($3.00) per share of Common Stock (the "Purchase Price").

         2. For purposes of this Warrant, the following capitalized term shall have the meaning set forth below:


               "Warrant Period" shall mean the period commencing on June 20, 1997 and ending on June 20, 2003.


September 1, 1998    SUCCESSORIES, INC.



                     By:  /s/  Arnold M. Anderson
                     Name:     Arnold M. Anderson
                     Title:    Chairman and Chief Executive Officer

Second Amendment to Warrant Certificate No. 2             Warrants
for 50,000 Shares

Original Issue Date:  June 20, 1997


                            SECOND AMENDMENT TO

                     WARRANT TO PURCHASE COMMON STOCK

                                    OF

                            SUCCESSORIES, INC.


	This certifies that the Warrant to Purchase Common Stock No. 2, issued to PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation, or its registered assigns ("Holder"), on June 20, 1997 is hereby amended as follows:

        1. From and after the date hereof, the purchase price shall be Three and 00/100 Dollars ($3.00) per share of Common Stock (the "Purchase Price").

        2. For purposes of this Warrant, the following capitalized term shall have the meaning set forth below:

                 "Warrant Period" shall mean the period commencing on June 20, 1997 and ending on June 20, 2003.


September 1, 1998    SUCCESSORIES, INC.



                     By:   /s/ Arnold M. Anderson
                     Name:  Arnold M. Anderson
                     Title:  Chairman and Chief Executive Officer

Second Amendment to Warrant Certificate No. 3             Warrants
for 25,000 Shares

Original Issue Date:  June 20, 1997


                            SECOND AMENDMENT TO

                       WARRANT TO PURCHASE COMMON STOCK

                                    OF

                            SUCCESSORIES, INC.


	This certifies that the Warrant to Purchase Common Stock No. 3, issued to PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation, or its registered assigns ("Holder"), on June 20, 1997 is hereby amended as follows:

      	1.	From and after the date hereof, the purchase price shall
be Three and 00/100 Dollars ($3.00) per share of Common Stock (the "Purchase Price").

      	2.	For purposes of this Warrant, the following capitalized
term shall have the meaning set forth below:

            		"Warrant Period" shall mean the period commencing
		            on June 20, 1997 and ending on June 20, 2003.


September 1, 1998   SUCCESSORIES, INC.



                    By:    /s/ Arnold M. Anderson
                    Name:   Arnold M. Anderson
                    Title:  Chairman and Chief Executive Officer

Second Amendment to Warrant Certificate No. 4             Warrants
for 72,464 Shares

Original Issue Date:  July 16, 1997


                               SECOND AMENDMENT TO

                         WARRANT TO PURCHASE COMMON STOCK

                                        OF

                                 SUCCESSORIES, INC.


	This certifies that the Warrant to Purchase Common Stock No. 4, issued to PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation, or its registered assigns ("Holder"), on July 16, 1997 is hereby amended as follows:

      	1.	From and after the date hereof, the purchase price shall
be Three and 00/100 Dollars ($3.00) per share of Common Stock (the "Purchase Price").

      	2.	For purposes of this Warrant, the following capitalized
term shall have the meaning set forth below:

           		"Warrant Period" shall mean the period commencing
		           on July 16, 1997 and ending on July 16, 2005.


September 1, 1998    SUCCESSORIES, INC.



                     By:  /s/ Arnold M. Anderson
                     Name:  Arnold M. Anderson
                     Title:  Chairman and Chief Executive Officer